UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 Or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 13, 2020

Overstock.com, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State of incorporation)	000-49799 (Commission File Number)	87-0634302 (IRS Employer Identification No.)

799 West Coliseum Way

Midvale, Utah 84047
(Address of principal executive offices, including zip code)

(Registrant’s telephone number, including area code): (801) 947-3100

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	OSTK	NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240. 12b-2).
☐	Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 9.01 Financial Statements and Exhibits.

Exhibits are filed herewith in connection with the filing of the Prospectus Supplement, dated April 13, 2020, for the dividend of shares the Digital Voting Series A-1 Preferred Stock by Overstock.com, Inc. (the “Company”) pursuant to the Company’s shelf registration statement on Form S-3 (File No. 333-233913) (as amended, the “Registration Statement”).

(d)       Exhibits

The following exhibits are filed as part of this Current Report on Form 8-K and Exhibits 5.1, 8.1 and 23.1 are incorporated by reference into the Registration Statement as exhibits thereto:

Exhibit No.	Description of Exhibit

5.1	Validity Opinion of Bryan Cave Leighton Paisner LLP
8.1	Tax Opinion of Bryan Cave Leighton Paisner LLP
23.1	Consents of Bryan Cave Leighton Paisner LLP (included in Exhibit 5.1 and Exhibit 8.1)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OVERSTOCK.COM, INC.

Date: April 13, 2020	By:	/s/ E. Glen Nickle
Name: E. Glen Nickle
Title: Vice President, Legal and General Counsel

2